UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) December 15, 2001





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                   NAVISTAR FINANCIAL 2001-A OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2001-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On December 26, 2001,  Registrant made available  the
          Monthly Servicer Certificates for the Period of November 2001 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                   NAVISTAR FINANCIAL 2001-A OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2001-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:  January 8, 2002                      By:/s/ Ronald D. Markle
------------------------                            --------------------------
                                                    Ronald D. Markle
                                                    Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






   20.1        Navistar Financial 1998-A Owner Trust
               Monthly Servicer Certificate, dated December 17, 2001


   20.2        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated December 17, 2001


   20.3        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated December 17, 2001


   20.4        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated December 17, 2001


   20.5        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated December 17, 2001


   20.6        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate, dated December 17, 2001

                    Navistar Financial 1998 - A Owner Trust
                        For the Month of November, 2001
                     Distribution Date of December 17, 2001
                            Servicer Certificate #43

Original Pool Amount                                             $500,864,370.04


Beginning Pool Balance                                            $68,037,676.21
Beginning Pool Factor                                                0.135840519

Principal and Interest Collections:
     Principal Collected                                           $4,649,210.58
     Interest Collected                                              $497,696.12

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $188,945.56
Total Additional Deposits                                            $188,945.56

Repos / Chargeoffs                                                   $114,736.53
Aggregate Number of Notes Charged Off                                        154

Total Available Funds                                              $5,335,852.26

Ending Pool Balance                                               $63,273,729.10
Ending Pool Factor                                                     0.1263291

Servicing Fee                                                         $56,698.06

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $10,212,285.88
     Target Percentage                                                     5.25%
     Target Balance                                                $3,321,870.78
     Minimum Balance                                              $10,017,287.40
     (Release) / Deposit                                           ($194,998.48)
     Ending Balance                                               $10,017,287.40

Current Weighted Average APR:                                             8.719%
Current Weighted Average Remaining Term (months):                          15.31

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days               $835,120.32       745
                                 31 - 60 days              $250,077.31       218
                                 60+  days                 $184,998.10       109

     Total:                                              $1,270,195.73       789

     Balances:                   60+  days               $1,144,724.07       109

Memo Item - Reserve Account
     Prior Month                                                  $10,017,287.40
     Invest. Income                                                   $16,895.41
     Excess Serv.                                                    $178,103.07
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $10,212,285.88

Navistar Financial 1998 - A Owner Trust
For the Month  of  November, 2001


                                                                          NOTES
                                                       TOTAL           CLASS A             CLASS B
Original Pool Amount                         $500,864,370.04    $483,334,000.00     $17,530,370.04
Distributions:
     Distribution Percentages                                            96.50%              3.50%
     Coupon                                                               5.94%              6.10%

Beginning Pool Balance                        $68,037,676.21
Ending Pool Balance                           $63,273,729.10

Collected Principal                            $4,649,210.58
Collected Interest                               $497,696.12
Charge - Offs                                    $114,736.53
Liquidation Proceeds / Recoveries                $188,945.56
Servicing                                         $56,698.06
Cash Transfer from Reserve Account                     $0.00
Total Collections Avail for Debt Service       $5,279,154.20

Beginning Balance                             $68,037,676.21     $65,656,240.45      $2,381,435.76

Interest Due                                     $337,104.02        $324,998.39         $12,105.63
Interest Paid                                    $337,104.02        $324,998.39         $12,105.63
Principal Due                                  $4,763,947.11      $4,597,208.96        $166,738.15
Principal Paid                                 $4,763,947.11      $4,597,208.96        $166,738.15

Ending Balance                                $63,273,729.10     $61,059,031.49      $2,214,697.61
Note / Certificate Pool Factor                                           0.1263             0.1263
   (Ending Balance / Original Pool Amount)
Total Distributions                            $5,101,051.13      $4,922,207.35        $178,843.78

Interest Shortfall                                     $0.00              $0.00              $0.00
Principal Shortfall                                    $0.00              $0.00              $0.00
     Total Shortfall                                   $0.00              $0.00              $0.00
      (required from Reserve)
Excess Servicing                                 $178,103.07
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance                $10,212,285.88
(Release) / Draw                                ($194,998.48)
Ending Reserve Acct Balance                   $10,017,287.40

Navistar Financial 1998 - A Owner Trust
For the Month  of  November, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                            5                 4                 3                 2                1
                                                       Jul-01            Aug-01            Sep-01            Oct-01           Nov-01

Beginning Pool Balance                         $95,047,946.27    $87,264,126.99    $81,450,087.83    $76,080,897.37   $68,037,676.21

A)   Loss Trigger:
Principal of Contracts Charged Off                $244,880.78       $397,447.25       $199,011.12       $223,211.02      $114,736.53
Recoveries                                        $195,965.74       $497,211.38       $403,624.09       $517,039.95      $188,945.56

Total Charged Off (Months 5, 4, 3)                $841,339.15
Total Recoveries (Months 3, 2, 1)               $1,109,609.60
Net Loss / (Recoveries) for 3 Mos                ($268,270.45)(a)

Total Balance (Months 5, 4, 3)                $263,762,161.09 (b)

Loss Ratio Annualized  [(a/b) * (12)]               -1.22051%

Trigger:  Is Ratio > 1.5%                                  No

                                                       Sep-01            Oct-01            Nov-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days               $1,865,433.84     $1,086,575.40     $1,144,724.07
     As % of Beginning Pool Balance                  2.29028%          1.42818%          1.68249%
     Three Month Average                             2.52034%          2.07230%          1.80032%
Trigger:  Is Average > 2.0%                                No

C)   Noteholders Percent Trigger:                    2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                                No

                     Navistar Financial 1999 - A Owner Trust
                         For the Month of November, 2001
                     Distribution Date of December 17, 2001
                            Servicer Certificate #31

Original Pool Amount                                             $714,764,750.47
Subsequent Receivables  (transferred 6/3/99)                               $0.00


Beginning Pool Balance                                           $225,765,549.11
Beginning Pool Factor                                                  0.3158599

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $13,975,520.22
     Interest Collected                                            $1,524,869.36

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $966,705.46
Total Additional Deposits                                            $966,705.46

Repos / Chargeoffs                                                   $609,077.60
Aggregate Number of Notes Charged Off                                        255

Total Available Funds                                             $16,467,095.04

Ending Pool Balance                                              $211,180,951.29
Ending Pool Factor                                                     0.2954552

Servicing Fee                                                        $188,137.96

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $14,877,017.73
     Target Percentage                                                     5.25%
     Target Balance                                               $11,086,999.94
     Minimum Balance                                              $14,295,295.01
     (Release) / Deposit                                           ($581,722.72)
     Ending Balance                                               $14,295,295.01

Current Weighted Average APR:                                             8.133%
Current Weighted Average Remaining Term (months):                          24.47

Delinquencies                                                  Dollars     Notes
     Installments:              1 - 30 days              $2,027,335.98     1,709
                                31 - 60 days               $565,822.49       482
                                60+  days                  $462,094.58       149

     Total:                                              $3,055,253.05     1,738

     Balances:                  60+  days                $3,799,472.01       149

Memo Item - Reserve Account
     Prior Month                                                  $14,295,295.01
     Invest. Income                                                   $31,582.25
     Excess Serv.                                                    $550,140.47
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $14,877,017.73

Navistar Financial 1999 - A Owner Trust
For the Month of November, 2001

                                                                                    NOTES

                                                 TOTAL     CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES

Original Pool Amount                   $714,764,750.47 $147,000,000.00$197,000,000.00 $200,000,000.00 $145,745,000.00 $25,019,750.47
Distributions:
     Distribution Percentages                                    0.00%          0.00%          96.50%           0.00%          3.50%
     Coupon                                                    5.0025%        5.5500%         5.9500%         6.1300%        6.2200%

Beginning Pool Balance                 $225,765,549.11
Ending Pool Balance                    $211,180,951.29

Collected Principal                     $13,975,520.22
Collected Interest                       $1,524,869.36
Charge - Offs                              $609,077.60
Liquidation Proceeds / Recoveries          $966,705.46
Servicing                                  $188,137.96
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$16,278,957.08

Beginning Balance                      $225,765,549.12           $0.00          $0.00  $66,970,770.70 $145,745,000.00 $13,049,778.42

Interest Due                             $1,144,218.79           $0.00          $0.00     $332,063.40     $744,514.04     $67,641.35
Interest Paid                            $1,144,218.79           $0.00          $0.00     $332,063.40     $744,514.04     $67,641.35
Principal Due                           $14,584,597.82           $0.00          $0.00  $14,074,136.90           $0.00    $510,460.92
Principal Paid                          $14,584,597.82           $0.00          $0.00  $14,074,136.90           $0.00    $510,460.92

Ending Balance                         $211,180,951.30           $0.00          $0.00  $52,896,633.80 $145,745,000.00 $12,539,317.50
Note / Certificate Pool Factor                                  0.0000         0.0000          0.2645          1.0000         0.5012
   (Ending Balance / Original Pool Amount)
Total Distributions                     $15,728,816.61           $0.00          $0.00  $14,406,200.30     $744,514.04    $578,102.27

Interest Shortfall                               $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                           $550,140.47
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $14,877,017.73
(Release) / Draw                          ($581,722.72)
Ending Reserve Acct Balance             $14,295,295.01

Navistar Financial 1999 - A Owner Trust
For the Month of November, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                        5                  4                  3                  2                 1
                                                   Jul-01             Aug-01             Sep-01             Oct-01            Nov-01

Beginning Pool Balance                    $282,401,612.50    $269,110,276.50    $253,990,509.09    $241,408,039.71   $225,765,549.11

A)   Loss Trigger:
Principal of Contracts Charged Off            $951,910.12      $1,875,086.87        $476,168.57        $938,298.76       $609,077.60
Recoveries                                  $1,108,760.04      $1,193,638.70        $783,169.11      $1,498,234.75       $966,705.46

Total Charged Off (Months 5, 4, 3)          $3,303,165.56
Total Recoveries (Months 3, 2, 1)           $3,248,109.32
Net Loss / (Recoveries) for 3 Mos              $55,056.24 (a)

Total Balance (Months 5, 4, 3)            $805,502,398.09 (b)

Loss Ratio Annualized  [(a/b) * (12)]             0.0820%

Trigger:  Is Ratio > 1.5%                              No

                                                   Sep-01             Oct-01             Nov-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days           $5,779,978.43      $2,876,888.74      $3,799,472.01
     As % of Beginning Pool Balance              2.27567%           1.19171%           1.68293%
     Three Month Average                         1.82038%           1.72451%           1.71677%
Trigger:   Is Average > 2.0%                           No


C)   Noteholders Percent Trigger:                2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance Trigger
Trigger:  Is Minimum < 1.0%                            No

                     Navistar Financial 2000 - A Owner Trust
                         For the Month of November, 2001
                     Distribution Date of December 17, 2001
                            Servicer Certificate #22

Original Pool Amount                                             $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                      $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                      $19,742,835.24

Beginning Pool Balance                                           $246,512,577.04
Beginning Pool Factor                                                  0.5189738

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $12,415,416.28
     Interest Collected                                            $1,823,829.87

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $879,483.30
Total Additional Deposits                                            $879,483.30

Repos / Chargeoffs                                                   $498,459.18
Aggregate Number of Notes Charged Off                                        152

Total Available Funds                                             $15,118,729.45

Ending Pool Balance                                              $233,598,701.58
Ending Pool Factor                                                     0.4917867

Servicing Fee                                                        $205,427.15

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $14,090,830.04
     Target Percentage                                                     5.50%
     Target Balance                                               $12,847,928.59
     Minimum Balance                                               $9,105,143.30
     (Release) / Deposit                                         ($1,242,901.45)
     Ending Balance                                               $12,847,928.59

Current Weighted Average APR:                                             9.055%
Current Weighted Average Remaining Term (months):                          34.82

Delinquencies                                                  Dollars     Notes
     Installments:              1 - 30 days              $1,707,102.41     1,603
                                31 - 60 days               $457,874.95       345
                                60+  days                  $384,075.53       115

     Total:                                              $2,549,052.89     1,611

     Balances:                  60+  days                $3,540,714.62       115

Memo Item - Reserve Account
     Prior Month                                                  $13,558,191.74
     Invest. Income                                                   $28,286.06
     Excess Serv.                                                    $504,352.24
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $14,090,830.04

Navistar Financial 2000 - A Owner Trust
For the Month of November, 2001

                                                                                    NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                   0.00%          22.70%          73.55%           0.00%          3.75%
     Coupon                                                   6.0800%         6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                 $246,512,577.04
Ending Pool Balance                    $233,598,701.58

Collected Principal                     $12,415,416.28
Collected Interest                       $1,823,829.87
Charge - Offs                              $498,459.18
Liquidation Proceeds / Recoveries          $879,483.30
Servicing                                  $205,427.15
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$14,913,302.30

Beginning Balance                      $246,512,577.04          $0.00   $2,930,855.42 $110,000,000.00 $121,187,500.00 $12,394,221.62

Interest Due                             $1,495,074.60          $0.00      $16,657.03     $660,000.00     $741,263.54     $77,154.03
Interest Paid                            $1,495,074.60          $0.00      $16,657.03     $660,000.00     $741,263.54     $77,154.03
Principal Due                           $12,913,875.46          $0.00   $2,930,855.42   $9,498,749.71           $0.00    $484,270.33
Principal Paid                          $12,913,875.46          $0.00   $2,930,855.42   $9,498,749.71           $0.00    $484,270.33

Ending Balance                         $233,598,701.58           0.00            0.00  100,501,250.29  121,187,500.00  11,909,951.29
Note / Certificate Pool Factor                                 0.0000          0.0000          0.9136          1.0000         0.6686
   (Ending Balance / Original Pool Amount)
Total Distributions                     $14,408,950.06          $0.00   $2,947,512.45  $10,158,749.71     $741,263.54    $561,424.36

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                           $504,352.24
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $14,090,830.04
(Release) / Draw                        ($1,242,901.45)
Ending Reserve Acct Balance             $12,847,928.59

Navistar Financial 2000 - A Owner Trust
For the Month of November, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                        5                  4                  3                  2                 1
                                                   Jul-01             Aug-01             Sep-01             Oct-01            Nov-01

Beginning Pool Balance                    $297,981,907.40    $286,803,216.61    $276,093,131.13    $265,402,990.58   $246,512,577.04

A)   Loss Trigger:
Principal of Contracts Charged Off            $697,326.91        $234,577.64        $826,827.81        $827,303.80       $498,459.18
Recoveries                                    $440,461.09        $713,898.44        $939,359.40      $1,021,284.56       $879,483.30

Total Charged Off (Months 5, 4, 3)          $1,758,732.36
Total Recoveries (Months 3, 2, 1)           $2,840,127.26
Net Loss / (Recoveries) for 3 Mos          ($1,081,394.90)(a)

Total Balance (Months 5, 4, 3)            $860,878,255.14 (b)

Loss Ratio Annualized  [(a/b) * (12)]            -1.5074%

Trigger:  Is Ratio > 1.5%                              No

                                                   Sep-01             Oct-01             Nov-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days           $4,283,658.89      $2,712,064.38      $3,540,714.62
     As % of Beginning Pool Balance              1.55153%           1.02187%           1.43632%
     Three Month Average                         1.40551%           1.36412%           1.33657%
Trigger:  Is Average > 2.0%                            No

C)   Noteholders Percent Trigger:                 2.7048%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                            No

                     Navistar Financial 2000 - B Owner Trust
                         For the Month of November, 2001
                     Distribution Date of December 17, 2001
                            Servicer Certificate #14

Original Pool Amount                                             $764,710,097.53


Beginning Pool Balance                                           $465,552,692.67
Beginning Pool Factor                                                   0.608796

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $20,167,878.03
     Interest Collected                                            $3,761,813.17

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                             $2,293,613.65
Total Additional Deposits                                          $2,293,613.65

Repos / Chargeoffs                                                   $969,788.13
Aggregate Number of Notes Charged Off                                        365

Total Available Funds                                             $26,223,304.85

Ending Pool Balance                                              $444,415,026.51
Ending Pool Factor                                                     0.5811549

Servicing Fee                                                        $387,960.58

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $27,754,498.04
     Target Percentage                                                     5.50%
     Target Balance                                               $24,442,826.46
     Minimum Balance                                              $15,294,201.95
     (Release) / Deposit                                         ($3,311,671.58)
     Ending Balance                                               $24,442,826.46

Current Weighted Average APR:                                             9.719%
Current Weighted Average Remaining Term (months):                          39.27

Delinquencies                                                  Dollars     Notes
     Installments:              1 - 30 days              $3,586,973.70     2,858
                                31 - 60 days               $906,650.85       837
                                60+  days                  $581,130.27       165

     Total:                                              $5,074,754.82     2,873

     Balances:                  60+  days                $6,655,748.71       165

Memo Item - Reserve Account
     Prior Month                                                  $25,605,398.10
     Invest. Income                                                   $61,655.25
     Excess Serv.                                                  $2,087,444.69
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $27,754,498.04

Navistar Financial 2000 - B Owner Trust
For the Month of November, 2001

                                                                                      NOTES

                                                 TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $764,710,097.53 $140,000,000.00 $232,400,000.00 $184,900,000.00$178,733,000.00 $28,677,097.53
Distributions:
     Distribution Percentages                                    0.00%          96.25%           0.00%          0.00%          3.75%
     Coupon                                                    6.7300%         6.6600%         6.6700%        6.7800%        7.0300%

Beginning Pool Balance                 $465,552,692.67
Ending Pool Balance                    $444,415,026.51

Collected Principal                     $20,167,878.03
Collected Interest                       $3,761,813.17
Charge - Offs                              $969,788.13
Liquidation Proceeds / Recoveries        $2,293,613.65
Servicing                                  $387,960.58
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$25,835,344.27

Beginning Balance                      $465,552,692.68           $0.00  $79,210,997.81 $184,900,000.00$178,733,000.00 $22,708,694.87

Interest Due                             $2,610,233.42           $0.00     $439,621.04   $1,027,735.83  $1,009,841.45    $133,035.10
Interest Paid                            $2,610,233.42           $0.00     $439,621.04   $1,027,735.83  $1,009,841.45    $133,035.10
Principal Due                           $21,137,666.16           $0.00  $20,345,003.68           $0.00          $0.00    $792,662.48
Principal Paid                          $21,137,666.16           $0.00  $20,345,003.68           $0.00          $0.00    $792,662.48

Ending Balance                         $444,415,026.52            0.00   58,865,994.13  184,900,000.00 178,733,000.00  21,916,032.39
Note / Certificate Pool Factor                                  0.0000          0.2533          1.0000         1.0000         0.7642
   (Ending Balance / Original Pool Amount)
Total Distributions                     $23,747,899.58           $0.00  $20,784,624.72   $1,027,735.83  $1,009,841.45    $925,697.58

Interest Shortfall                               $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                              $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall                             $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
         (required from Reserve)
Excess Servicing                         $2,087,444.69
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $27,754,498.04
(Release) / Draw                        ($3,311,671.58)
Ending Reserve Acct Balance             $24,442,826.46

Navistar Financial 2000 - B Owner Trust
For the Month of November, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                         5                  4                  3                 2                 1
                                                    Jul-01             Aug-01             Sep-01            Oct-01            Nov-01

Beginning Pool Balance                     $584,053,899.00    $560,091,928.78    $538,271,857.18   $503,549,159.73   $465,552,692.67

A)   Loss Trigger:
Principal of Contracts Charged Off           $1,245,889.80      $1,916,798.58      $1,242,161.31     $1,824,758.13       $969,788.13
Recoveries                                   $1,147,422.65      $1,671,381.65        $828,623.45     $1,560,630.72     $2,293,613.65

Total Charged Off (Months 5, 4, 3)           $4,404,849.69
Total Recoveries (Months 3, 2, 1)            $4,682,867.82
Net Loss / (Recoveries) for 3 Mos             ($278,018.13)(a)

Total Balance (Months 5, 4, 3)           $1,682,417,684.96 (b)

Loss Ratio Annualized  [(a/b) * (12)]             -0.1983%

Trigger:  Is Ratio > 1.5%                               No

                                                    Sep-01             Oct-01           Nov-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days            $9,140,293.99      $5,589,788.40    $6,655,748.71
     As % of Beginning Pool Balance               1.69808%           1.11008%         1.42964%
     Three Month Average                          1.63539%           1.58228%         1.41260%

Trigger:  Is Average > 2.0%                             No

C)   Noteholders Percent Trigger:                  3.1964%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                             No

                     Navistar Financial 2001 - A Owner Trust
                         For the Month of November 2001
                     Distribution Date of December 17, 2001
                             Servicer Certificate #8

Original Pool Amount                                             $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                      $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )                     $67,396,152.49
Subsequent Receivables (transferred 6/28/01)                      $22,107,022.10
Beginning Pool Balance                                           $334,440,345.87
Beginning Pool Factor                                                    0.83610

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $10,762,277.77
     Interest Collected                                            $2,604,665.34
     Mandatory Prepayments                                                 $0.00
Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                               $521,347.53
Total Additional Deposits                                            $521,347.53

Repos / Chargeoffs                                                   $336,511.06
Aggregate Number of Notes Charged Off                                         79

Total Available Funds                                             $13,888,290.64

Ending Pool Balance                                              $323,341,557.04
Ending Pool Factor                                                       0.80836

Servicing Fee                                                        $278,700.29

Repayment of Servicer Advances                                             $0.00

Reserve Account:

     Beginning Balance  (see Memo Item)                           $19,571,192.84
     Target Percentage                                                  5.50000%
     Target Balance                                               $17,783,785.64
     Minimum Balance                                               $7,999,984.48
     (Release) / Deposit                                         ($1,787,407.20)
     Ending Balance                                               $17,783,785.64

Current Weighted Average APR:                                            9.4590%

Current Weighted Average Remaining Term (months):                           44.5

Delinquencies

                                                               Dollars     Notes
     Installments:              1 - 30 days              $1,756,615.79     1,836
                                31 - 60 days               $444,532.43       557
                                60+  days                  $153,635.98       108

     Total:                                              $2,354,784.20     1,836

     Balances:                  60+  days                $3,006,304.68       108

Memo Item - Reserve Account
     Opening balance                                              $18,394,219.02
     Invest. Income                                                   $45,004.82
     Excess Serv.                                                  $1,131,969.00
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $19,571,192.84

Navistar Financial 2001 - A Owner Trust
For the Month of November 2001

                                                                                      NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages  1                                62.53%          35.88%           0.00%          0.00%          1.59%
     Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                  $334,440,345.87
Ending Pool Balance                     $323,341,557.04

Collected Principal                      $10,762,277.77
Collected Interest                        $2,604,665.34
Charge - Offs                               $336,511.06
Liquidation Proceeds / Recoveries           $521,347.53
Servicing                                   $278,700.29
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $13,609,590.35

Beginning Balance                       $334,440,345.87  $6,940,345.87 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00

Interest Due 2                            $1,378,832.52     $26,465.85     $439,550.00     $415,833.33    $417,791.67     $79,191.67
Interest Paid                             $1,378,832.52     $26,465.85     $439,550.00     $415,833.33    $417,791.67     $79,191.67
Principal Due                            $11,098,788.83  $6,940,345.87   $3,981,709.13           $0.00          $0.00    $176,733.83
Mandatory Prepayments Class A-1 only
Principal Paid                           $11,098,788.83  $6,940,345.87   $3,981,709.13           $0.00          $0.00    $176,733.83

Ending Balance                          $323,341,557.04           0.00  114,018,290.87  100,000,000.00  92,500,000.00  16,823,266.17
Note / Certificate Pool Factor                                  0.0000          0.9663          1.0000         1.0000         0.9896
(Ending Balance / Original Pool Amount)

Total Distributions                      $12,477,621.35  $6,966,811.72   $4,421,259.13     $415,833.33    $417,791.67    $255,925.50

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
             Total Shortfall                      $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing                          $1,131,969.00
     (see Memo Item - Reserve Account)


Beginning Reserve Acct Balance           $19,571,192.84
(Release) / Draw                         ($1,787,407.20)
Ending Reserve Acct Balance              $17,783,785.64

Navistar Financial 2001 - A Owner Trust
For the Month of November 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                         5                  4                 3                 2                  1
                                                    Jul-01             Aug-01            Sep-01            Oct-01             Nov-01

Beginning Pool Balance                     $373,927,433.34    $364,839,648.54   $355,772,958.22   $346,431,595.88    $334,440,345.87

A)   Loss Trigger:
Principal of Contracts Charged Off             $306,942.63        $122,902.66       $698,259.46       $737,089.29        $336,511.06
Recoveries                                      $30,612.21        $466,196.84        $16,995.62       $295,206.49        $521,347.53

Total Charged Off (Months 5, 4, 3)           $1,128,104.75
Total Recoveries (Months 3, 2, 1)              $833,549.64
Net Loss / (Recoveries) for 3 Mos              $294,555.11 (a)

Total Balance (Months 5, 4, 3)           $1,094,540,040.10 (b)

Loss Ratio Annualized  [(a/b) * (12)]              0.3229%

Trigger:  Is Ratio > 1.5%                               No

                                                    Sep-01             Oct-01            Nov-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days            $2,783,647.15      $2,610,554.11     $3,006,304.68
     As % of Beginning Pool Balance               0.78242%           0.75356%          0.89891%
     Three Month Average                          1.06432%           1.09030%          0.81163%

Trigger:  Is Average > 2.0%                             No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                          4.44596%

Trigger:  Is Minimum < 1.0%                             No

                     Navistar Financial 2001 - B Owner Trust
                         For the Month of November 2001
                     Distribution Date of December 17, 2001
                             Servicer Certificate #2

Original Pool Amount                                             $292,329,093.98
Subsequent Receivables (transferred 11/01/01)                     $59,897,861.72
Subsequent Receivables                                                     $0.00
Subsequent Receivables                                                     $0.00
Beginning Pool Balance                                           $340,400,657.46
Beginning Pool Factor                                                    0.96642

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $8,675,129.28
     Interest Collected                                            $2,422,533.47
     Mandatory Prepayments                                                 $0.00
Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                                     $0.00
Total Additional Deposits                                                  $0.00

Repos / Chargeoffs                                                    $16,228.12
Aggregate Number of Notes Charged Off                                          5

Total Available Funds                                             $11,097,662.75

Ending Pool Balance                                              $331,709,300.06
Ending Pool Factor                                                       0.94175

Servicing Fee                                                        $283,667.21

Repayment of Servicer Advances                                             $0.00


Reserve Account:
     Beginning Balance  (see Memo Item)                           $19,296,360.41
     Target Percentage                                                  5.50000%
     Target Balance                                               $18,244,011.50
     Minimum Balance                                               $7,044,539.11
     (Release) / Deposit                                         ($1,052,348.91)
     Ending Balance                                               $18,244,011.50

Current Weighted Average APR:                                             8.679%
Current Weighted Average Remaining Term (months):                          48.50

Delinquencies

                                                               Dollars     Notes
     Installments:              1 - 30 days              $1,433,460.98     1,497
                                31 - 60 days               $199,284.44       193
                                60+  days                   $20,664.00        20

     Total:                                              $1,653,409.42     1,499

     Balances:                  60+  days                  $949,601.35        20

Memo Item - Reserve Account
     Opening balance                                              $18,168,129.95
     Invest. Income                                                   $12,565.63
     Excess Serv.                                                  $1,115,664.83
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $19,296,360.41

Navistar Financial 2001 - B Owner Trust
For the Month of November 2001

                                                                                         NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $500,000,000.00 $79,638,000.00 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00
Distributions:
     Distribution Percentages  1                               100.00%           0.00%           0.00%          0.00%          0.00%
     Coupon                                                    2.4400%         2.8300%         2.3300%        4.3700%        4.8300%

Beginning Pool Balance                  $340,400,657.46
Ending Pool Balance                     $331,709,300.06

Collected Principal                       $8,675,129.28
Collected Interest                        $2,422,533.47
Charge - Offs                                $16,228.12
Liquidation Proceeds / Recoveries                 $0.00
Swap Payments to/(from)Trust               ($152,647.22)
Servicing                                   $283,667.21
Investment Earnings from Pre-Funding Acct.  $225,766.99
Negative Carry Amount                       $154,825.07
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $11,041,940.38

Beginning Balance                       $488,173,701.76 $67,811,701.76 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00

Interest Due 2                            $1,234,918.15    $147,076.05     $310,627.88     $370,728.89    $331,016.58     $75,468.75
Interest Paid                             $1,234,918.15    $147,076.05     $310,627.88     $370,728.89    $331,016.58     $75,468.75
Principal Due                             $8,691,357.40  $8,691,357.40           $0.00           $0.00          $0.00          $0.00
Mandatory Prepayments Class A-1 only              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Paid                            $8,691,357.40  $8,691,357.40           $0.00           $0.00          $0.00          $0.00

Ending Balance                          $479,482,344.36  59,120,344.36  131,715,000.00  179,000,000.00  90,897,000.00  18,750,000.00
Note / Certificate Pool Factor                                  0.7424          1.0000          1.0000         1.0000         1.0000
(Ending Balance / Original Pool Amount)
Total Distributions                       $9,926,275.55  $8,838,433.45     $310,627.88     $370,728.89    $331,016.58     $75,468.75


Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall                              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing                          $1,115,664.83
     (see Memo Item - Reserve Account)


     Beginning Reserve Acct Balance      $19,296,360.41
     (Release) / Draw                    ($1,052,348.91)
     Ending Reserve Acct Balance         $18,244,011.50


Navistar Financial 2001 - B Owner Trust
For the Month of November 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                               5              4              3                  2                  1
                                                          Jul-01         Aug-01         Sep-01             Oct-01             Nov-01

Beginning Pool Balance                                       N/A            N/A            N/A    $352,226,955.70    $340,400,657.46

A)   Loss Trigger:
Principal of Contracts Charged Off                           N/A            N/A            N/A         $82,022.96         $16,228.12
Recoveries                                                   N/A            N/A            N/A              $0.00              $0.00

Total Charged Off (Months 5, 4, 3)                           N\A
Total Recoveries (Months 3, 2, 1)                          $0.00
Net Loss / (Recoveries) for 3 Mos                            N\A (a)

Total Balance (Months 5, 4, 3)                             $0.00 (b)

Loss Ratio Annualized  [(a/b) * (12)]                        N\A

Trigger:  Is Ratio > 1.5%                                     No

                                                          Sep-01         Oct-01         Nov-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days                            N/A    $352,000.89    $949,601.35
     As % of Beginning Pool Balance                          N\A          $0.00       0.27897%
     Three Month Average                                     N/A            N/A            N/A

Trigger:  Is Average > 2.0%

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                                5.17962%

Trigger:  Is Minimum < 1.0%                                   No